UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

FLOWSERVE CORPORATION
 (Exact name of registrant as specified in its charter)

New York	1-13179	31-0267900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 443-6500

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 14, 2009, Diane C. Harris retired from her position as a member of the Board of Directors (the “Board”) of Flowserve Corporation (the “Company”).

(e) On May 14, 2009, at the Company’s 2009 Annual Meeting of Shareholders (the “Annual Meeting”), the shareholders of the Company approved the Flowserve Corporation Equity and Incentive Compensation Plan (the “Plan”) to be effective as of January 1, 2010. 2,900,000 shares of Company common stock are available for award under the Plan, and the Plan provides for awards in the form of incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, bonus stock and cash bonus annual incentive awards. The Plan will be administered by the Organization and Compensation Committee of the Board, which has the discretion and authority to make awards in any combination of the foregoing forms with vesting and other award provisions to provide incentives consistent with the purpose of the Plan.

Any Company employee and all outside directors are eligible to participate in the Plan. No single participant may be granted awards under the Plan in any fiscal year, subject to the attainment of performance goals, relating to more than 200,000 shares of common stock. There is no restriction in the Plan concerning the number shares that may be granted under full-value awards under the Plan. Unless earlier terminated by the Board, the Plan will continue in effect until January 1, 2020.

For a more detailed discussion of the terms and conditions of the Plan, please see the description of the Plan set forth in the Company’s Proxy Statement on Schedule 14A relating to the Annual Meeting, filed with the Securities and Exchange Commission on April 3, 2009 (the “Proxy Statement”), under the heading “Proposal Number Two: Approval of the Adoption of the Flowserve Corporation Equity and Incentive Compensation Plan.” The foregoing description of the Plan and the description of the Plan contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the Plan.

Item 8.01 Other Events.

On May 14, 2009, the Company issued a press release announcing that the Annual Meeting was held in Irving, Texas. In addition to announcing Ms. Harris’ retirement from the Board and the shareholders’ approval of the Plan at the Annual Meeting described above under Item 5.02 of this Current Report on Form 8-K, the press release noted that Roger L. Fix, Lewis M. Kling and James O. Rollans were all elected by the Company’s shareholders at the Annual Meeting to serve new terms as members of the Board expiring in 2012. The press release also announced that Kevin E. Sheehan rotated out of his role as Non-Executive Chairman of the Board and that Mr. Rollans was elected by the Board as its new Non-Executive Chairman.

A copy of the press release referenced above is included with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Flowserve Corporation Equity and Incentive Compensation Plan (incorporated by reference to Appendix A to the Registrant’s Proxy Statement on Schedule 14A dated April 3, 2009).

99.1	Press Release, dated May 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 14, 2009

By: /s/ Ronald F. Shuff
Ronald F. Shuff
Senior Vice President, Secretary and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Flowserve Corporation Equity and Incentive Compensation Plan (incorporated by reference to Appendix A to the Registrant’s Proxy Statement on Schedule 14A dated April 3, 2009).

99.1	Press Release, dated May 14, 2009.